EXHIBIT 32.1

Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes –Oxley Act of 2002

In connection with the Annual Report on Form 10-K of DELCATH SYSTEMS, INC. (the “Company”) for the fiscal year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jennifer K. Simpson, the Interim Chief Executive Officer and President of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE	/s/Jennifer K. Simpson
March 11, 2015	Jennifer K. Simpson
Interim President and Chief Executive Officer
(Principal Executive Officer)